PREPAID EXPENSES AND OTHER RECEIVABLES	12 Months Ended
Mar. 31, 2022
PREPAID EXPENSES AND OTHER RECEIVABLES

NOTE 5. PREPAID EXPENSES AND OTHER RECEIVABLES

	As of March 31,
(In thousands)	2022	2021

Prepaid insurance	$1,084	$1,445
Research & development tax credits	169	649
Tax deposits	142	–
Other prepaid expenses	45	48
Other receivables	40	34
Total prepaid expenses and other receivables	$1,480	$2,176

In October 2016, the Company's wholly-owned subsidiary, PPL, agreed to a settlement, from a claim made against a supplier, to receive $120,000 in annual instalments of $11,250.  Through March 31, 2022, the Company has collected the full amount. The balance of $33,750 was classified $11,250 as a current asset in prepaid expenses and other receivables and $22,500 as a long-term receivable as of March 31, 2021. The installment note receivable was assigned to Portage by PPL prior to the disposition of PPL (see Note 8, “Disposition of PPL”).